Exhibit 99.1

Black Diamond Closes Public Offering of Common Stock

Underwriters Exercise Over-Allotment Option in Full

SALT LAKE CITY, Utah – (February 22, 2012) – Black Diamond, Inc. (NASDAQ: BDE) (the “Company” or “Black Diamond”) announced that it closed the public offering of its common stock, par value $0.0001 per share, underwritten by Piper Jaffray & Co., as representative of the underwriters.

In connection with such offering, the underwriters exercised their over-allotment option in full, increasing the total number of shares of common stock sold by the Company in the offering to 8,912,500.

The securities described above were offered by Black Diamond pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the "SEC") on February 1, 2011. A final prospectus supplement related to the offering has been filed with the SEC and is available on the SEC's website at http://www.sec.gov. Copies of the final prospectus supplement and accompanying prospectus relating to these securities may also be obtained from Piper Jaffray & Co., 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, or email prospectus@pjc.com, or by telephone at (800) 747-3924.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Black Diamond, Inc.

Black Diamond, Inc. is a global leader in the design, manufacturing and marketing of innovative active outdoor performance products for climbing, mountaineering, backpacking, skiing and other active outdoor recreation activities for a wide range of year-round use. The Company's principal brands, Black Diamond® and Gregory™, are iconic in the active outdoor industry and linked intrinsically with the modern history of these sports. Black Diamond is synonymous with performance, innovation, durability and safety that the climbing, mountaineering, skiing and backpacking communities rely on and embrace in their active lifestyle. Headquartered in Salt Lake City at the base of the Wasatch Mountains, the Company's products are created and tested on some of the best alpine peaks, crags and trails in the world. These close connections to the Black Diamond lifestyle enhance the authenticity of the Company's brands, inspire product innovation and strengthen customer loyalty. The Company's products are sold by leading specialty retailers in the U.S. and 40 countries around the world. For additional information, please visit the Company's websites at www.blackdiamond-inc.com, www.blackdiamondequipment.com, or www.gregorypacks.com.

Forward-Looking Statements

Please note that in this press release we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to, the overall level of consumer spending on our products; general economic conditions and other factors affecting consumer confidence; disruption and volatility in the global capital and credit markets; the financial strength of the Company's customers; the Company's ability to implement its growth strategy; the Company's ability to successfully integrate and grow acquisitions; the Company's ability to maintain the strength and security of its information technology systems; stability of the Company's manufacturing facilities and foreign suppliers; the Company's ability to protect trademarks and other intellectual property rights; fluctuations in the price, availability and quality of raw materials and contracted products; foreign currency fluctuations; our ability to utilize our net operating loss carryforwards; and legal, regulatory, political and economic risks in international markets. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this release are based upon information available to the Company as of the date of this release, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release.

Company Contact:

Warren B. Kanders

Executive Chairman

Tel 1-203-428-2000

warren.kanders@bdel.com

or

Peter Metcalf

Chief Executive Officer

Tel 1-801-278-5552

peter.metcalf@bdel.com

Investor Relations:

Liolios Group, Inc.

Scott Liolios or Cody Slach

Tel 1-949-574-3860

BDE@liolios.com